        AS FILED WITH THE SECURITIES AND EXHCHANGE COMMISSION ON JULY 25, 1997
                                           REGISTRATION STATEMENT NO.
                                                                      ---------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                             ---------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                             ---------------------

                        INTELLIGENT SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

                     GEORGIA                           58-1964787
        ------------------------------------     ------------------------------
           (State or other jurisdiction of            (IRS Employer
          incorporation or organization)            Identification No.)


                             4355 SHACKLEFORD ROAD
                            NORCROSS, GEORGIA  30093
             ----------------------------------------------------
                 (Address, including zip code, of Registrant's
                          Principal Executive Offices)


             ----------------------------------------------------
           INTELLIGENT SYSTEMS CORPORATION 1991 STOCK INCENTIVE PLAN
             ----------------------------------------------------
                            (Full Title of the Plan)

                               J. LELAND STRANGE
                      CHAIRMAN OF THE BOARD AND PRESIDENT
                        INTELLIGENT SYSTEMS CORPORATION
                             4355 SHACKLEFORD ROAD
                            NORCROSS, GEORGIA  30093
                                 (770) 381-2900
             ----------------------------------------------------
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                    Copy to:
                             PHILIP H. MOiSE, ESQ.
                   NELSON MULLINS RILEY & SCARBOROUGH, L.L.P.
                           1201 PEACHTREE STREET, NE
                         400 COLONY SQUARE, SUITE 2200
                               ATLANTA, GA  30361


                        CALCULATION OF REGISTRATION FEE
=====================================================================================

    Title of                     Proposed            Proposed
    Securities    Amount         Maximum             Maximum            Amount of
     to be        to be           Offering           Aggregate         Registration
    Registered   Registered(1)  Price per Share(2)  Offering Price(2)     Fee
---------------  -------------  ------------------  -----------------  ------------
Common Stock
par value $0.01   80,000          $2.9375            $1,380,625           $418
per share         195,000         $5.875
=====================================================================================

(1) Represents additional shares being registered for issuance under the Intelligent Systems Corporation 1991 Stock Incentive Plan (the "Plan"). This Registration Statement also covers such indeterminate number of shares as may be issued pursuant to the anti-dilution provisions of the Intelligent Systems Corporation 1991 Stock Incentive Plan.
(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h).
================================================================================

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Except for "Item 3. Incorporation of Documents by Reference" and "Item 8. Exhibits" which are set forth herein, the contents of Registration Statement on Form S-8 No. 33-99432 are incorporated herein by reference.

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

There are hereby incorporated by reference in this Registration Statement the following documents and information heretofore filed by Intelligent Systems Corporation (the "Company") with the Securities and Exchange Commission:

a.   The Company's Annual Report on Form 10-K for the year ended December 31,
     1996;

b. All other reports filed pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") since the end of the fiscal year covered by the Annual Report referred to in paragraph (a) above; and

c. The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-B filed November 15, 1991, pursuant to
     Section 12 of the Exchange Act, as amended by various reports and other documents filed pursuant to the Exchange Act.

All documents filed by the Company pursuant to Sections 13, 14 and 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment that indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

ITEM 8.  EXHIBITS.


Exhibit
Number
-------

3.1    Amended and Restated Articles of Incorporation of the Company dated
       November 14, 1991.  (Incorporated by reference to Exhibit 3.1 to the
       Company's Annual Report on Form 10-K for the year ended December 31,
       1991.)

3.2 Bylaws of the Company through March 11, 1997. (Incorporated by reference to Exhibit 3.2 to the Company's Annual Report on Form 10-K for the year ended December 31, 1996.)

4.1    Intelligent Systems Corporation 1991 Stock Incentive Plan, as amended.

5.1    Opinion of Nelson Mullins Riley & Scarborough, L.L.P.

23.1   Consent of Arthur Andersen LLP

23.2   Consent of Morley & Scott

23.3   Consent of Ernst & Young LLP

23.4   Consent of Nelson Mullins Riley & Scarborough, L.L.P. (contained in
       Exhibit 5.1)


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norcross, State of Georgia, on July 25, 1997.

                             INTELLIGENT SYSTEMS CORPORATION


                             By:  /s/  J. Leland Strange
                                 -------------------------------------
                                 J. Leland Strange
                                 Chairman of the Board, President
                                   and Chief Executive Officer



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on July 25, 1997, in the capacities indicated.


   SIGNATURE                             TITLE
   ---------                             -----


/s/  J. Leland Strange             Chairman of the Board, President, Chief
----------------------             Executive Officer and Director (Principal
J.   Leland Strange                Executive Officer)


/s/  Henry H. Birdsong             Chief Financial Officer (Principal Financial
----------------------             and Accounting Officer)
Henry H. Birdsong


/s/  Donald A. McMahon             Director
----------------------
Donald A. McMahon


/s/  James V. Napier               Director
----------------------
James V. Napier


                                   Director
----------------------
Dr. John B. Peatman


/s/  Parker H. Petit               Director
----------------------
Parker H. Petit

                                 EXHIBIT INDEX




Exhibit
 No.                 Exhibit
-------              -------

3.1 Amended and Restated Articles of Incorporation of the Company dated November 14, 1991. (Incorporated by reference to Exhibit
              3.1 to the Company's Annual Report on Form 10-K for the year ended
              December 31, 1991.)

3.2 Bylaws of the Company through March 11, 1997. (Incorporated by reference to Exhibit 3.2 to the Company's Annual Report on Form
              10-K for the year ended December 31, 1996.)

4.1 Intelligent Systems Corporation 1991 Stock Incentive Plan, as amended.

5.1           Opinion of Nelson Mullins Riley & Scarborough, L.L.P.

23.1          Consent of Arthur Andersen LLP

23.2          Consent of Morley & Scott

23.3          Consent of Ernst & Young LLP

23.4          Consent of Nelson Mullins Riley & Scarborough, L.L.P.
              (contained in Exhibit 5.1)
